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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 22, 2000

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                   33-0721183
           --------                                   ----------

(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                       92614
-------------------------------------------                       -----

 (Address of principal executive offices)                     (Zip code)


        Registrant's telephone number, including area code (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 5.  OTHER EVENTS

As of May 22, 2000, the common stock of First Alliance Corporation ("the Company") began price quotation and is now listed on the OTC Bulletin Board under the symbol "FACOQ". The Company had previously been listed on the NASDAQ National Market System ("NASDAQ") until the morning of April 20, 2000, on which date the Company's common stock was delisted from NASDAQ.



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Exhibits - not applicable

(b)      Pro forma financial information - not applicable.

(c)      Exhibits - not applicable






                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:          May 30, 2000
        -------------------
                                                    FIRST ALLIANCE CORPORATION


                                        By:          /s/ FRANCISCO NEBOT
                                              ----------------------------------
                                                         Francisco Nebot
                                                         President and
                                                    Chief Financial Officer